Accrued liabilities and provisions	6 Months Ended
Jun. 30, 2021
Accrued liabilities and provisions
Accrued liabilities and provisions

20.    Accrued liabilities and provisions

	Abandonment		Environmental
	and dismantling		contingencies and
	costs	Litigations	others	Total
Balance as of December 31, 2020	11,239,325	118,139	1,070,266	12,427,730
Update in abandonment costs	(58,793)	—	—	(58,793)
Additions (recoveries)	(5,663)	206,515	93,215	294,067
Uses	(177,617)	(1,136)	(38,796)	(217,549)
Financial cost	143,593	—	—	143,593
Foreign currency translation	92,485	308	22,146	114,939
Transfers	(2,200)	—	(47,545)	(49,745)
Balance as of June 30, 2021 (unaudited)	11,231,130	323,826	1,099,286	12,654,242

Current	761,633	30,762	226,681	1,019,076
Non-current	10,469,497	293,064	872,605	11,635,166
	11,231,130	323,826	1,099,286	12,654,242

20.1   Abandonment and dismantling costs

The abandonment and dismantling obligation represents the Group's future obligation to restore environmental conditions to a level similar to that existing before the start of projects or activities, as described in Note 4.13 of the financial statements for the year ended December 31, 2020. As these relate to long-term obligations, the liability is determined based on expected future payments discounted to present value at a rate indexed to the Group's financial obligations, considering the timing and risks relating to this obligation.

20.2   Litigations

During 2021, second instance rulings unfavorable to the interests of Ecopetrol SA have been notified. These rulings are related to public works contributions, which led to the recognition of a provision for COP$199,712 for rulings that have a unified judgment and that may be subject to payment to the tax authority.

Nevertheless, Ecopetrol will continue to present the pertinent appeals against the rulings, to apply all the legal resources that may be appropriate to modify, totally or partially, rulings against issued.

20.3   Environmental contingencies and other

Corresponds mainly to obligations of environmental compensation and forced investment of 1% for the use, exploitation or affectation of natural resources imposed by national, regional and local environmental authorities. The obligation of forced investment of no less than 1% applies to all projects that requires an environmental license and that involves the use of water taken directly from surface or underground natural sources, either for human consumption, recreation, irrigation or any other activity, in accordance with the provisions of the Law 99 of 1993, article 43, Decree 1900 of 2006, Decrees 2099 of 2017 and 075 and 1120 of 2018 and article 321 of Law 1955 of 2019 in relation to the projects that Ecopetrol develops in the regions.

The National Government, through the Ministry of Environment and Sustainable Development, issued in December 2016 and in January 2017 Decrees 2099 and 075, through which it modifies the Single Regulatory Decree of the environment and sustainable development sector, Decree 1076 of 2015, in related to forced investment of not less than 1%. The decrees included modifications and guidelines regarding the geographical scope for the execution of activities for the fulfillment of the obligation, investment lines and the calculation of the base for the settlement of the obligations. Likewise, June 30, 2017 was defined as the maximum date to modify the Investment Plans that are in execution.

In 2019, Law 1955/2019 was issued, which in its Article 321, defined the items to carry out the liquidation of the forced investment of no less than 1% and established all those holders of an environmental license who have pending investments to the date of promulgation of said Law, to update the value of the settlement base of the investment of 1% within the defined period, either by accepting the percentage of increase according to the year of start of activities authorized in the environmental license, or by the formula defined in the first paragraph of the said article. Therefore, Ecopetrol carried out the recertification of the settlement base and the acceptance of the percentage of updating of the investment values of 1% in more than 90 environmental licenses, generating a lower provision for this obligation. In 2021 and 2020, ANLA has ruled through resolutions on 90% of the requests submitted in relation to article 321 of Law 1955. Ecopetrol has filed an appeal for reconsideration with ANLA in most cases, which are under review by this authority during 2021. Ecopetrol is managing the contracts for the execution of these obligations.

20.4   Contingencies

Oleoducto Bicentenario de Colombia S.A.S.

During July 2018, the carriers Frontera Energy Colombia Corp. (Frontera), Canacol Energy Colombia S.A.S. (Canacol) and Vetra Exploración y Producción Colombia S.A.S. (Vetra and, together with Frontera and Canacol, the Carriers) sent letters to Oleoducto Bicentenario de Colombia S.A.S. (Bicentenario) alleging there were early termination rights under the Ship-or-Pay Transport Agreements entered by each of them and Bicentenario in 2012 (the Transport Agreements). Bicentenario has rejected the terms of the letters, noting that there is no option for early termination and reiterating to the Carriers that the Transport Agreements are current and therefore the Carriers must fulfill their obligations under the Transport Agreements in a timely fashion.

Under Bicentenario’s understanding that the Transport Agreements remain current and that the Carriers are in violation of their obligations under such agreements, Bicentenario declared the Carriers delinquent because of their failure to pay for transport service under the agreements. Consequently, Bicentenario executed the standby letters of credit posted as guarantee for the Transport Agreements.

On October 19, 2018, Bicentenario notified Frontera of the existence of a “Dispute” pursuant to Clause 20 of the respective Transport Agreement and moved to the party dispute settlement stage as provided for in such clause. Such discussions ended without an agreement on December 19, 2018. On January 28, 2019, Bicentenario filed an Arbitration Claim against Frontera in accordance with the arbitration clause of the Transportation Agreement to claim any compensation, indemnification or other restitution deriving from the alleged early termination of said agreements. Similarly, on November 1, 2018, Bicentenario notified Vetra and Canacol of the existence of a “Dispute” pursuant to Clause 20 of the respective Transport Agreement and moved to the party dispute settlement stage as provided for in each such respective clause. Such discussions ended without agreement in March 2019.

During 2021 the arbitration proceedings between Bicentenario, Vetra and Canacol were completed. For more details on this matter, see section “Bicentenario, Cenit and Frontera Settlement Agreement” below.

Cenit Transporte y Logística de Hidrocarburos S.A.S. (“Cenit”)

In 2018, the Company filed an arbitration claim against Grupo Frontera for: - The improper termination of the transportation contracts for the Caño Limón Coveñas Pipeline. Cenit considers that the amounts owed by Frontera for this concept as of June 30, 2020, are COP$ 334,583.

The abovementioned fees dispute was at the root of the opposition manifested by Frontera Group against the application of the fees defined by the Ministry of Mines and Energy for the period 2015-2019. The rate differential amounts to COP$ 110,254 which was placed by Frontera in a trust fund, whilst the balance of the debt according to Cenit’s accounting records on the same date are COP$ 99,734, thus evidencing that the amounts receivable are funded.

Frontera has not paid the component of the fee related to the abandonment fund to which Cenit considers they are entitled by virtue of the application of resolutions 31480 and 31661 issued by the Ministry of Mines and Energy. Frontera Energy Group owed COP$ 9,663 in connection therewith.

Settlement Agreement:

1.Bicentenario, Cenit and Frontera Settlement Agreement:

On November 17, 2020, Cenit, Bicentenario and Frontera reached an agreement, for the joint filing of a petition for a binding settlement which, upon completion and approval by the competent Colombian court, will resolve all the disputes pending among them, related to the Caño Limón – Coveñas pipeline, and will terminate all the pending arbitration proceedings related to such disputes. This transaction eliminates any uncertainty related to the potential outcomes of the disputes, thus protecting the interests of all the parties and those of their stakeholders and create new business opportunities for the parties involved. The settlement arrangement includes a full and final mutual release upon closing of all present and future amounts claimed by all parties in respect of the terminated transportation contracts for the Bicentenario and Caño Limón – Coveñas pipelines.

Frontera will also enter into new transportation contracts with Cenit and Bicentenario. Frontera will transfer to Cenit its 43.03% stake in Bicentenario´s shareholdings. The new ship or pay commitment is projected to be approximately 3,900 bbls/day, based on the current oil price, for a term of five years subject to adjustments, at a current fee of COP$11.5/bbl. Frontera will not have to make payments for oil it may have to ship through alternate pipelines. These contracts will allow Cenit and Bicentenario to obtain payment of certain amounts included in the settlement, during the term of the contracts. The arrangement is conditional upon certain regulatory approvals, including approval of the settlement arrangement as a conciliation under Colombian law, which requires an opinion from the Attorney General’s Office (Procuraduría General de la Nación) which was issued on March 24, 2021 and approval of the Administrative Tribunal of Cundinamarca. As of the date of this report the final approval by the Administrative Tribunal of Cundinamarca is pending until September 30, 2021.

2.Bicentenario, Cenit and Canacol Settlement Agreement:

On October 30, 2020 Cenit and Canacol reached an agreement to settle all their disputes. The settlement arrangement includes a full and final mutual release upon closing of all present and future amounts claimed by all parties in respect of the terminated transportation contracts for the Caño Limón – Coveñas pipelines. On November 18, 2020, the competent arbitration tribunal approved the conciliation agreement entered into by Cenit and Canacol, according to which Canacol was obliged to transfer all its outstanding shares in Bicentenario to Cenit. Additionally, as part of the settlement, Canacol entered into new transportation contracts with Cenit. These contracts will allow Cenit to obtain payment of certain amounts included in the settlement, during the term of the contracts. On March 8, 2021 Bicentenario and Canacol reached an agreement to settle all their disputes. The agreement established a formula that seeks to end all contractual obligation disputes between the parties and settle all the outstanding obligations between the companies. Approval of the conciliation between Bicentenario and Canacol is issued, and the arbitration proceedings related to this dispute are finished.

3.Bicentenario, Cenit and Vetra Settlement Agreement:

On November 23, 2020, Cenit and Vetra reached an agreement to settle all their disputes. The settlement arrangement includes a full and final mutual release upon closing of all present and future amounts claimed by all parties in respect of the terminated transportation contracts for Caño Limón – Coveñas pipelines. On February 18, 2021, the competent arbitration tribunal approved the conciliation agreement entered into by Cenit and Vetra, according to which Vetra is obliged to transfer all its outstanding shares in Bicentenario to Cenit and to make a cash payment for the remaining balance of the amounts included in the settlement.

On January 13, 2021, Bicentenario and Vetra reached an agreement to settle all their disputes. The agreement established a formula that seeks to end all contractual obligations between the parties and settle all the outstanding obligations between the companies. Approval of the conciliation between Bicentenario and Vetra is issued, and the arbitration proceedings related to this dispute are finished.

Refinería de Cartagena S.A.S.

1.    Court of arbitration

On March 8, 2016, Reficar filed a request for arbitration with the International Chamber of Commerce (the “ICC”) against Chicago Bridge & Iron Company NV, CB&I (UK) Limited and CBI Colombiana SA (jointly, “CB&I”), concerning a dispute related to the Engineering, Procurement, and Construction Agreements entered into by and between Reficar and CB&I for the expansion of the Cartagena Refinery in Cartagena, Colombia. Reficar is the Claimant in the ICC arbitration and seeks no less than USD$2 billion.

On May 25, 2016, CB&I filed its answer to the Request for Arbitration and the preliminary version of its counterclaim against Reficar, for approximately USD$213 million. On June 27, 2016, Reficar filed its reply to CB&I’s counterclaim denying and disputing the declarations and relief requested by CB&I.

On April 28, 2017, Reficar filed its non-detailed claim and, on the same date, CB&I submitted its Statement of Counterclaim increasing its claims to approximately USD$116 million and COP$387,558 million, including USD$70 million for a letter of credit compliance. On March 16, 2018, CB&I submitted its Exhaustive Statement of Counterclaim further increasing its claims to approximately USD$129 million and COP$432,303 million (including in each case interest), and also filed its Exhaustive Statement of Defense to Reficar’s claims. On this same date, Reficar filed its Exhaustive Statement of Claim seeking, among others, USD$ 139 million for provisionally paid invoices under the Memorandum of Agreement (“MOA”) and Project Invoicing Procedure (“PIP”) Agreements and the EPC Contract.

On June 28, 2019, Chicago Bridge and Iron Company (CB&I) submitted its reply to the Non-Exhaustive Statement of Defense to Counterclaim increasing its claims to approximately USD$137 million and COP$503,241 million, including interests. Likewise, CB&I presented its detailed defense to Reficar's claim.

Reficar filed its reply to CB&I’s Non-Exhaustive Statement of Defense and its Exhaustive Statement of Defense to CB&I’s counterclaim, updating its claim for provisionally paid invoices under the MOA and PIP Agreements and the EPC Contract to approximately USD$ 137 million.

Possibly related to this matter, as of December 31, 2020 there is a balance of approximately USD$122 million, in invoices paid by Reficar to CB&I, under the PIP and MOA Agreements of the EPC contract, whose supports provided to date by CB&I do not show acceptance by AMEC Foster Wheeler - PCIB.

In January 2020, McDermott International Inc. – CB&I parent company – commenced a bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Faced with this situation, Refinería de Cartagena has taken actions to protect its interests and has a group of experts with whom it will continue to evaluate other measures it may adopt in this new circumstance.

Because of the initiation of the reorganization process, the arbitration was suspended until July 1, 2020, as described below.

On January 21, 2020, Comet II BV, the successor in interest to Chicago Bridge & Iron Company NV, commenced bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Before the beginning of the insolvency process of Comet II BV, an automatic suspension of the initiation or continuation of any action, process or execution of judgment or award against Comet II BV became effective, which suspended the arbitration. On January 23, 2020, Comet II B.V. obtained an order from the Bankruptcy Court permitting it to, in its discretion, modify the automatic stay to permit it to proceed with litigation or other contested matters. On March 14, 2020, the Bankruptcy Court entered an order confirming a plan of reorganization, and the order provides for the stay against the arbitration to end upon the earlier of the effective date of the plan or August 30, 2020.- whichever would occur first. On June 30, 2020, McDermott International Inc. notified the occurrence of the effective date of the reorganization plan, for which the suspension of arbitration was lifted on July 1, 2020.

On May 6, 2020, the Superintendence of Companies ordered the judicial liquidation of CBI Colombiana SA, one of the defendants in the CB&I arbitration. On October 22, 2020, Reficar requested its recognition as a creditor of CBI Colombiana SA, up to the maximum amount of its claims in the arbitration. On January 15, 2021, the liquidator of CBI Colombiana SA accepted Reficar’s request.

On September 22, 2020, the tribunal scheduled the start of the hearings for May 2021. The outcome of the arbitration remains uncertain until such time as the arbitration ruling is issued.

2.    Investigations of control entities

Prosecutor’s Office:

To date, 3 legal proceedings are being carried out arising from the events related to the expansion and modernization project of the Refinería de Cartagena (the “project”).

Proceeding 1 – No. 110016000101201600023 - MOA - PIP y EPC

This process is being carried out against some prior members of the Refinería de Cartagena Board of Directors, Refinería de Cartagena ex workers, Chicago Bridge and Iron Company (CB&I) workers and the Reficar Statutory Auditor between 2013 and 2015; for the crimes of undue interest in the conclusion of contracts, misappropriation in favor of third parties, illicit enrichment of individuals in favor of third parties and ideological falsehood in public document.

On May 31, 2018, the Accusation Formulation Hearing was installed; however, on this date the jurisdiction of the judge in the case was challenged. For this reason, it was only possible to start it on November 29, 2018. On August 22, 2019, the accusation hearing ended and Refinería de Cartagena and Ecopetrol S.A. were officially recognized as victims. On November 25, 2019, the preparatory hearing for the trial was installed.

On November 4, 2020 a hearing was arranged in which the judge of the case manifested his impediment that was resolved by the Superior Court of Bogotá, by means of an order of December 16, February 2021, declaring it unsupported and maintaining jurisdiction in the same court.

To date, the process is in place to develop the hearing.

Proceeding 2 - No. 110016000101201800132 Business line

This process is carried out for the crimes of aggravated unfair administration and obtaining a false public document, against previous members of the Board of Directors of Refinería de Cartagena and an ex-president of this company.

On August 5, 2019, the accusation formulation hearing was installed and finished and Refinería de Cartagena and Ecopetrol S.A. were officially recognized as victims.

On November 18, 2019, the preparatory trial hearing was installed and it is currently being developed.

Proceeding 3 – No. 110016000101201800134 – Subscription of contract PMC - Foster Wheeler

This process is carried out for the crime of entering into a contract without legal requirements, against two ex-workers of the Refinería de Cartagena, who acted as ex-president in property and ex-president in charge, for the period for which the accusation is made.

On January 27, 2020, the accusation hearing was installed and finished, and Refinería de Cartagena and Ecopetrol S.A. were officially recognized as victims.

On March 11, 2020, the preparatory hearing for the trial was installed and it is currently being developed.

Office of the Comptroller General (Contraloría General de la República – CGR):

Financial Audit for the 2019 period

The CGR carried out a financial audit of the Cartagena Refinery between January 28, 2020 and May 20, 2020.

In the Final Audit Report, 3 findings of an administrative nature are established, and it is indicated (i) that the budget execution is reasonable, since the budget was prepared and executed in accordance with the applicable regulations, (ii) that the internal financial control was efficient, since it is adequate and effective controls against the risks that are inherent to the different processes, procedures and activities carried out during the 2019 period, (iii) that the accounting opinion is negative, since the CGR considered that the Financial Statements "do not present reasonably in all important respects, the financial situation as of December 31, 2019".

Financial Audit for the 2020 period

The CGR carried out a financial audit of the Cartagena Refinery between February 1 and May 27, 2021.

In the Final Audit report, 3 findings of an administrative nature are established, and it is indicated: (i) that the budget execution is reasonable, since the budget was planned, programmed and executed in accordance with the applicable regulations, (ii) that the Internal financial control was efficient, because it is adequate and effective controls against the risks that are inherent to the different processes, procedures and activities carried out during the 2020 period, (iii) that the accounting opinion is negative, since the CGR considered that the RUs "do not reasonably present, in all material respects, the financial situation as of December 31, 2020." Considering the above, the CGR did not terminate the fiscal account for the 2020 term.

Fiscal responsibility processes

Through Order No. 773 of June 5, 2018, the Office of the Comptroller General issued an order to file and impute fiscal responsibility within the process # PRF-2017-00309_UCC-PRF-005-2017 and impute responsibility to:

i.Nine (9) ex-members of the Board of Directors of Refinería de Cartagena

ii.Five (5) ex-workers of Refinería de Cartagena

iii.One (1) ex-worker of Ecopetrol

iv.Five (5) contractor companies that provided their services during the execution of the project,

v.Four (4) insurance companies and two (2) reinsurers, as a civilly responsible third party.

Additionally, in the order it was required to form an independent process in relation to the event that generates the late entry into operation of the refinery, which gives rise to a loss of profit; that is, the net profit not received by Reficar.

On April 26, 2021, the CGR issued a first instance ruling with fiscal responsibility for changes 2 and 3 that were made to the expansion and modernization project of the Refinería de Cartagena for a value of COP$2.9 thousands of millions in solidarity and as a gross fault against:

i.Seven (7) ex-members of the Board of Directors of Refinería de Cartagena

ii.Five (5) ex-workers of Refinería de Cartagena

iii.Four (4) contractor companies that provided their services during the execution of the project,

iv.Four (4) insurance companies.

On June 3, 2021, the CGR decided on the appeals for reconsideration and resolved, among other matters: (a) not to reconsider and confirm the first instance ruling for one of the parties, (b) partially reinstate the first instance decision to the insurance companies, (c) partially correct the ruling, and (d) grant the appeals filed.

On July 6, 2021, the CGR's Fiscal and Sanction Chamber decided the degree of consultation and the appeals filed by the parties and resolved, among other matters: (a) to deny the appeals, and (b) to confirm the order that resolved appeal for reconsideration.

Refinería de Cartagena and Ecopetrol S.A. are not part of these processes.

As of the date of this report, the financial statements continue to adequately disclose the Group's financial and operational situation in all material aspects and its internal controls remain in force and therefore the ruling does not generate any impact on the companies.